Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2021

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and
Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

FINANCIAL METRICS SUMMARY
(in millions, except per share data)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	324	370	404	651	315	488	966	98%
U.S. Businesses	455	873	807	852	1,088	1,074	1,940	81%
International Businesses	691	775	790	871	803	1,387	1,674	21%
Corporate and Other	(541)	(455)	(486)	(286)	(300)	(883)	(586)	34%
Total adjusted operating income before income taxes	929	1,563	1,515	2,088	1,906	2,066	3,994	93%
Income taxes, applicable to adjusted operating income	189	272	332	423	392	429	815	90%
After-tax adjusted operating income	740	1,291	1,183	1,665	1,514	1,637	3,179	94%
Income (loss) attributable to Prudential Financial, Inc.	(2,409)	1,487	819	2,828	2,158	(2,680)	4,986	286%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	7.8%	13.9%	12.5%	17.0%	14.9%	8.4%	16.0%
Return on Average Equity (based on net income (loss))	-15.3%	9.0%	4.9%	18.0%	14.3%	-8.5%	15.9%
Distributions to Shareholders
Dividends paid	441	441	442	467	460	886	927	5%
Share repurchases	—	—	—	375	875	500	1,250	150%
Total capital returned	441	441	442	842	1,335	1,386	2,177	57%
Per Share Data
Net income (loss) (diluted)	(6.12)	3.70	2.03	6.98	5.40	(6.80)	12.39	282%
Adjusted Operating Income (diluted)	1.85	3.21	2.93	4.11	3.79	4.06	7.90	95%
Shareholder dividends	1.10	1.10	1.10	1.15	1.15	2.20	2.30	5%
Book value	165.53	165.75	167.81	145.05	160.31
Book value excluding AOCI and FX (2)	92.07	94.36	94.79	100.49	104.39
Shares Outstanding
Weighted average number of common shares (basic)	394.6	395.3	396.2	396.3	391.1	395.8	393.7	-1%
Weighted average number of common shares (diluted)	396.1	397.1	398.3	398.8	394.1	397.8	396.4	—%
End of period common shares (basic)	394.6	395.4	396.4	394.3	386.8
End of period common shares (diluted)	398.1	399.5	401.8	400.1	393.3

__________

(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	1.85	3.21	2.93	4.11	3.79	4.06	7.90
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(6.94)	0.39	(3.05)	2.57	0.92	(8.17)	3.50
Market experience updates	0.14	(0.34)	0.94	0.76	0.57	(2.22)	1.33
Divested and Run-off Businesses:
Closed Block division	(0.06)	0.02	(0.02)	0.09	0.08	(0.06)	0.16
Other Divested and Run-off Businesses	(1.32)	(0.33)	0.24	0.08	0.65	(1.49)	0.72
Difference in earnings allocated to participating unvested share-based payment awards	0.01	(0.01)	0.01	(0.04)	(0.03)	0.01	(0.07)
Other adjustments (1)	0.08	(0.03)	(0.04)	(0.03)	(0.03)	0.19	(0.07)
Total reconciling items, before income taxes	(8.09)	(0.30)	(1.92)	3.43	2.16	(11.74)	5.57
Income taxes, not applicable to adjusted operating income	(0.12)	(0.79)	(1.02)	0.56	0.55	(0.88)	1.08
Total reconciling items, after income taxes	(7.97)	0.49	(0.90)	2.87	1.61	(10.86)	4.49
Net income (loss) attributable to Prudential Financial, Inc.	(6.12)	3.70	2.03	6.98	5.40	(6.80)	12.39
Weighted average number of outstanding common shares (basic)	394.6	395.3	396.2	396.3	391.1	395.8	393.7
Weighted average number of outstanding common shares (diluted)	396.1	397.1	398.3	398.8	394.1	397.8	396.4
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	(2,409)	1,487	819	2,828	2,158	(2,680)	4,986
Less: Earnings allocated to participating unvested share-based payment awards	6	18	10	44	31	11	75
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	(2,415)	1,469	809	2,784	2,127	(2,691)	4,911
After-tax adjusted operating income	740	1,291	1,183	1,665	1,514	1,637	3,179
Less: Earnings allocated to participating unvested share-based payment awards	9	16	14	27	21	20	48
After-tax adjusted operating income for earnings per share of Common Stock calculation	731	1,275	1,169	1,638	1,493	1,617	3,131

___________

(1) Represents adjustments not included in the above reconciling items. Also includes certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2020			2021
	2Q	3Q	4Q	1Q	2Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	1,130	1,113	925	867	909
Long-term Debt	12,582	12,558	12,103	12,117	12,055
Junior Subordinated Long-term Debt	7,580	7,611	7,615	7,613	7,615
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	65,897	66,217	67,425	58,036	63,048
Excluding accumulated other comprehensive income (2)	35,060	36,216	36,687	38,817	39,771
Amount included above for remeasurement of foreign currency (3)	(1,593)	(1,482)	(1,399)	(1,388)	(1,287)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	36,653	37,698	38,086	40,205	41,058
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	165.53	165.75	167.81	145.05	160.31
Excluding accumulated other comprehensive income (2)	88.07	90.65	91.31	97.02	101.12
Amount included above for remeasurement of foreign currency (3)	(4.00)	(3.71)	(3.48)	(3.47)	(3.27)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	92.07	94.36	94.79	100.49	104.39
End of period number of common shares (diluted)	398.1	399.5	401.8	400.1	393.3
Common Stock Price Range (based on closing price):
High	74.73	70.74	81.29	93.87	108.51
Low	46.09	58.03	61.67	76.40	92.71
Close	60.90	63.52	78.07	91.10	102.47
Common Stock market capitalization (1)	24,031	25,116	30,947	35,921	39,635

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

OPERATIONS HIGHLIGHTS

	2020			2021
	2Q	3Q	4Q	1Q	2Q

Assets Under Management and Administration ($ billions) (1)(2):
PGIM:
Institutional customers	571.2	591.0	614.9	591.8	618.6
Retail customers	320.2	343.0	372.0	381.0	401.2
General account	503.1	509.1	511.7	478.5	491.6
Total PGIM	1,394.5	1,443.1	1,498.6	1,451.3	1,511.4
U.S. Businesses (3)	175.4	185.1	200.8	190.0	197.7
International Businesses	12.4	12.7	14.3	14.5	13.2
Corporate and Other (3)	23.0	7.2	7.2	7.6	7.7
Total assets under management	1,605.3	1,648.1	1,720.9	1,663.4	1,730.0
Client assets under administration	285.8	306.1	341.7	360.7	372.2
Total assets under management and administration	1,891.1	1,954.2	2,062.6	2,024.1	2,102.2
Distribution Representatives (1):
Prudential Advisors	3,075	3,074	3,023	3,019	3,005
International Life Planners	6,257	6,312	6,066	6,160	6,071
Gibraltar Life Consultants	7,150	7,276	7,254	7,144	7,088
Prudential Advisor Productivity ($ thousands)	54	61	84	71	80
__________

(1) As of end of period.
(2) At fair market value.
(3) The amounts for second, third and fourth quarters of 2020 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	6,734	6,631	7,505	6,887	6,086	13,482	12,973	-4%
Policy charges and fee income	1,509	1,461	1,552	1,553	1,452	2,986	3,005	1%
Net investment income	3,419	3,625	3,823	3,651	3,776	6,826	7,427	9%
Asset management fees, commissions and other income	1,267	1,619	2,196	2,124	1,787	2,443	3,911	60%
Total revenues	12,929	13,336	15,076	14,215	13,101	25,737	27,316	6%
Benefits and expenses (1):
Insurance and annuity benefits	7,304	7,205	8,303	7,529	6,693	14,493	14,222	-2%
Interest credited to policyholders' account balances	927	919	926	906	888	1,867	1,794	-4%
Interest expense	397	400	386	376	371	784	747	-5%
Deferral of acquisition costs	(562)	(695)	(677)	(691)	(608)	(1,250)	(1,299)	-4%
Amortization of acquisition costs	569	485	486	544	502	1,117	1,046	-6%
General and administrative expenses	3,365	3,459	4,137	3,463	3,349	6,660	6,812	2%
Total benefits and expenses	12,000	11,773	13,561	12,127	11,195	23,671	23,322	-1%
Adjusted operating income before income taxes	929	1,563	1,515	2,088	1,906	2,066	3,994	93%
Income taxes, applicable to adjusted operating income	189	272	332	423	392	429	815	90%
After-tax adjusted operating income	740	1,291	1,183	1,665	1,514	1,637	3,179	94%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(2,749)	153	(1,216)	1,025	364	(3,252)	1,389	143%
Market experience updates	56	(134)	376	304	225	(882)	529	160%
Divested and Run-off Businesses:
Closed Block division	(22)	8	(9)	34	31	(23)	65	383%
Other Divested and Run-off Businesses	(524)	(132)	96	30	255	(593)	285	148%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(54)	1	152	(54)	5	(63)	(49)	22%
Other adjustments (2)	32	(12)	(14)	(13)	(13)	77	(26)	-134%
Total reconciling items, before income taxes	(3,261)	(116)	(615)	1,326	867	(4,736)	2,193	146%
Income taxes, not applicable to adjusted operating income	(74)	(322)	(420)	213	217	(372)	430	216%
Total reconciling items, after income taxes	(3,187)	206	(195)	1,113	650	(4,364)	1,763	140%
Income (loss) before income taxes and equity in earnings of operating joint ventures	(2,332)	1,447	900	3,414	2,773	(2,670)	6,187	332%
Income tax expense (benefit)	115	(50)	(88)	636	609	57	1,245	2084%
Income (loss) before equity in earnings of operating joint ventures	(2,447)	1,497	988	2,778	2,164	(2,727)	4,942	281%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	38	(10)	(169)	50	(6)	47	44	-6%
Income (loss) attributable to Prudential Financial, Inc.	(2,409)	1,487	819	2,828	2,158	(2,680)	4,986	286%
Earnings attributable to noncontrolling interests	4	20	203	(24)	25	5	1	-80%
Net income (loss)	(2,405)	1,507	1,022	2,804	2,183	(2,675)	4,987	286%
Less: Income (loss) attributable to noncontrolling interests	4	20	203	(24)	25	5	1	-80%
Net income (loss) attributable to Prudential Financial, Inc.	(2,409)	1,487	819	2,828	2,158	(2,680)	4,986	286%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 37 and 38 for reconciliation.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

CONSOLIDATED BALANCE SHEETS
(in millions)

	06/30/2020	09/30/2020	12/31/2020	03/31/2021	06/30/2021

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $238; $152; $133; $131; $80) (amortized cost $353,812; $346,511; $354,470; $341,122; $338,942) (1)	407,944	400,816	412,905	378,596	382,981
Fixed maturities, held-to-maturity, at amortized cost
(net of allowance for credit losses $9; $9; $9; $7; $7) (fair value $2,231; $2,264; $2,298; $2,125; $1,987)	1,875	1,901	1,930	1,801	1,662
Fixed maturities, trading, at fair value
(amortized cost $4,089; $4,353; $3,670; $6,602; $6,690)	3,933	4,371	3,914	6,202	6,567
Assets supporting experience-rated contractholder liabilities, at fair value	23,245	23,961	24,115	24,027	24,596
Equity securities, at fair value
(cost $5,704; $5,395; $5,968; $5,973; $5,413) (1)	7,010	7,025	8,135	8,492	8,018
Commercial mortgage and other loans
(net of allowance for credit losses $245; $235; $235; $224; $172) (1)	63,469	64,541	65,425	64,554	64,359
Policy loans (1)	12,283	11,502	11,271	10,990	10,652
Other invested assets
(net of allowance for credit losses $2; $2; $2; $2; $2) (1)	16,757	16,921	18,125	18,863	20,384
Short-term investments
(net of allowance for credit losses $0; $1; $1; $2; $0) (1)	11,416	10,015	7,800	5,304	6,325
Total investments	547,932	541,053	553,620	518,829	525,544
Cash and cash equivalents (1)	21,149	20,658	13,701	16,099	15,145
Accrued investment income (1)	3,296	3,129	3,193	3,063	3,037
Deferred policy acquisition costs (1)	19,667	18,599	19,027	19,273	19,029
Value of business acquired	1,040	1,131	1,103	1,006	1,057
Other assets
(net of allowance for credit losses $8; $9; $11; $13; $15) (1)	21,301	21,536	22,801	22,567	21,957
Separate account assets (1)	301,002	305,483	327,277	326,443	340,692
Total assets	915,387	911,589	940,722	907,280	926,461
Liabilities:
Future policy benefits (1)	312,759	303,733	306,343	290,536	289,233
Policyholders' account balances (1)	158,237	159,346	161,682	160,227	159,548
Securities sold under agreements to repurchase	10,488	10,874	10,894	9,384	9,557
Cash collateral for loaned securities	3,447	3,071	3,499	4,673	4,431
Income taxes (1)	13,261	12,111	12,022	9,336	10,196
Senior short-term debt	1,130	1,113	925	867	909
Senior long-term debt	12,582	12,558	12,103	12,117	12,055
Junior subordinated long-term debt	7,580	7,611	7,615	7,613	7,615
Other liabilities
(net of allowance for credit losses $19; $19; $20; $20; $20) (1)	27,196	27,557	29,847	27,023	28,257
Notes issued by consolidated variable interest entities	1,197	1,242	305	285	284
Separate account liabilities (1)	301,002	305,483	327,277	326,443	340,692
Total liabilities	848,879	844,699	872,512	848,504	862,777
Equity:
Accumulated other comprehensive income	30,837	30,001	30,738	19,219	23,277
Other equity	35,060	36,216	36,687	38,817	39,771
Total Prudential Financial, Inc. equity	65,897	66,217	67,425	58,036	63,048
Noncontrolling interests	611	673	785	740	636
Total equity	66,508	66,890	68,210	58,776	63,684
Total liabilities and equity	915,387	911,589	940,722	907,280	926,461

__________
(1) June 30, 2020 amounts include assets and liabilities held for sale which aggregate to $20,835 million and $17,141 million, respectively, related to the sale of The Prudential Life Insurance Company of Korea, Ltd completed in August, 2020.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

COMBINING BALANCE SHEETS
(in millions)
	As of June 30, 2021

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	525,544	58,974	466,570	3,845	233,090	204,410	25,225
Deferred policy acquisition costs	19,029	198	18,831	—	11,571	7,626	(366)
Other assets	41,196	1,384	39,812	4,056	27,641	11,021	(2,906)
Separate account assets	340,692	—	340,692	40,612	306,704	—	(6,624)
Total assets	926,461	60,556	865,905	48,513	579,006	223,057	15,329
Liabilities:
Future policy benefits	289,233	46,122	243,111	—	107,453	126,852	8,806
Policyholders' account balances	159,548	4,804	154,744	—	104,990	49,694	60
Debt	20,579	—	20,579	1,567	8,175	89	10,748
Other liabilities	52,725	11,165	41,560	3,067	18,620	16,465	3,408
Separate account liabilities	340,692	—	340,692	40,612	306,704	—	(6,624)
Total liabilities	862,777	62,091	800,686	45,246	545,942	193,100	16,398
Equity:
Accumulated other comprehensive income (loss)	23,277	(7)	23,284	(31)	10,757	13,557	(999)
Other equity	39,771	(1,541)	41,312	2,296	22,216	16,363	437
Total Prudential Financial, Inc. equity	63,048	(1,548)	64,596	2,265	32,973	29,920	(562)
Noncontrolling interests	636	13	623	1,002	91	37	(507)
Total equity	63,684	(1,535)	65,219	3,267	33,064	29,957	(1,069)
Total liabilities and equity	926,461	60,556	865,905	48,513	579,006	223,057	15,329

	As of December 31, 2020

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	553,620	61,065	492,555	4,462	242,923	211,880	33,290
Deferred policy acquisition costs	19,027	209	18,818	—	11,175	7,668	(25)
Other assets	40,798	815	39,983	4,176	27,099	11,581	(2,873)
Separate account assets	327,277	—	327,277	40,042	292,504	—	(5,269)
Total assets	940,722	62,089	878,633	48,680	573,701	231,129	25,123
Liabilities:
Future policy benefits	306,343	46,762	259,581	—	116,728	128,776	14,077
Policyholders' account balances	161,682	4,874	156,808	—	104,314	51,429	1,065
Debt	20,643	—	20,643	2,218	8,212	95	10,118
Other liabilities	56,567	12,044	44,523	2,893	16,864	18,662	6,104
Separate account liabilities	327,277	—	327,277	40,042	292,504	—	(5,269)
Total liabilities	872,512	63,680	808,832	45,153	538,622	198,962	26,095
Equity:
Accumulated other comprehensive income (loss)	30,738	10	30,728	(39)	13,657	17,219	(109)
Other equity	36,687	(1,615)	38,302	2,439	21,334	14,912	(383)
Total Prudential Financial, Inc. equity	67,425	(1,605)	69,030	2,400	34,991	32,131	(492)
Noncontrolling interests	785	14	771	1,127	88	35	(479)
Total equity	68,210	(1,591)	69,801	3,527	35,079	32,166	(971)
Total liabilities and equity	940,722	62,089	878,633	48,680	573,701	231,128	25,124

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of June 30, 2021				As of December 31, 2020
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	5,881	7,615	13,496	—	5,856	7,615	13,471
Operating Debt	766	5,647	—	6,413	779	5,666	—	6,445
Limited recourse and non-recourse borrowing	143	527	—	670	146	581	—	727
Total Debt	909	12,055	7,615	20,579	925	12,103	7,615	20,643

	As of June 30, 2021				As of December 31, 2020
		The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	12,996	444	56	13,496	12,967	444	60	13,471
Operating Debt	5,999	414	—	6,413	6,018	427	—	6,445
Limited recourse and non-recourse borrowing	—	361	309	670	—	409	318	727
Total Debt	18,995	1,219	365	20,579	18,985	1,280	378	20,643

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Co. of America includes $343 million of surplus notes as of June 30, 2021 and December 31, 2020.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	92	93	115	26	71	96	97	1%
Asset management fees, commissions and other income	865	973	1,237	1,288	938	1,639	2,226	36%
Total revenues	957	1,066	1,352	1,314	1,009	1,735	2,323	34%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	9	7	6	7	6	20	13	-35%
Deferral of acquisition costs	(2)	(2)	(1)	(2)	(1)	(4)	(3)	25%
Amortization of acquisition costs	2	2	2	2	1	4	3	-25%
General and administrative expenses	624	689	941	656	688	1,227	1,344	10%
Total benefits and expenses	633	696	948	663	694	1,247	1,357	9%
Adjusted operating income before income taxes	324	370	404	651	315	488	966	98%
Total revenues	957	1,066	1,352	1,314	1,009	1,735	2,323	34%
Less: Passthrough distribution revenue	26	30	31	32	29	55	61	11%
Less: Revenue associated with consolidations	44	46	214	(29)	35	8	6	-25%
Total adjusted revenues (2)	887	990	1,107	1,311	945	1,672	2,256	35%
Adjusted operating margin (2)(3)	36.5%	37.4%	36.5%	49.7%	33.3%	29.2%	42.8%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 31.2%, 49.5%, 29.9%, 34.7% and 33.9% for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020, and June 30, 2020, respectively and 41.6% and 28.1% for the six months ended June 30, 2021 and June 30, 2020, respectively. Adjusted Operating Margin excluding the gain on the sale of Pramerica SGR is 29.3% and 31.3% for the three months ended March 31, 2021 and six months ended June 30, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	690	750	777	795	803	1,383	1,598	16%
Other related revenues (1)	117	165	248	82	86	139	168	21%
Service, distribution and other revenues	150	151	327	437	120	213	557	162%
Total PGIM revenues	957	1,066	1,352	1,314	1,009	1,735	2,323	34%
Analysis of asset management fees by source:
Institutional customers	325	345	352	348	349	653	697	7%
Retail customers	227	262	285	302	307	456	609	34%
General account	138	143	140	145	147	274	292	7%
Total asset management fees	690	750	777	795	803	1,383	1,598	16%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	June 30, 2021
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	62.2	471.2	54.2	24.4	6.6	618.6
Retail customers	145.6	178.7	1.8	0.7	74.4	401.2
General account	4.8	337.5	69.6	79.7	—	491.6
Total	212.6	987.4	125.6	104.8	81.0	1,511.4

	June 30, 2020
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	48.9	443.9	48.9	24.7	4.8	571.2
Retail customers	109.7	152.0	1.8	0.5	56.2	320.2
General account	4.0	354.8	67.2	77.1	—	503.1
Total	162.6	950.7	117.9	102.3	61.0	1,394.5
__________
(1) Other related revenues, net of related expenses are $62 million, $57 million, $179 million, $127 million, and $97 million for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020, and June 30, 2020, respectively and $119 million and $96 million for the six months ended June 30, 2021, and June 30, 2020, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	470.8	512.2	530.0	550.2	528.6	494.6	550.2
Additions	15.0	15.9	16.9	21.2	23.0	35.6	44.2
Withdrawals	(20.7)	(13.9)	(14.4)	(20.1)	(17.4)	(37.1)	(37.5)
Change in market value	38.2	15.0	23.0	(19.4)	18.8	11.2	(0.6)
Net money market flows	9.0	0.1	(6.0)	(2.5)	0.8	8.5	(1.7)
Other	(0.1)	0.7	0.7	(0.8)	1.8	(0.6)	1.0
Ending assets under management	512.2	530.0	550.2	528.6	555.6	512.2	555.6
Affiliated institutional assets under management	59.0	61.0	64.7	63.2	63.0	59.0	63.0
Total assets managed for institutional customers at end of period	571.2	591.0	614.9	591.8	618.6	571.2	618.6
Net institutional additions (withdrawals), excluding money market activity	(5.7)	2.0	2.5	1.1	5.6	(1.5)	6.7
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	170.6	209.2	230.0	252.5	250.8	189.7	252.5
Additions	24.6	22.2	24.6	29.7	19.2	48.2	48.9
Withdrawals	(15.2)	(16.9)	(20.8)	(25.3)	(19.5)	(40.1)	(44.8)
Change in market value	29.1	15.3	18.3	(6.1)	16.9	11.6	10.8
Net money market flows	—	0.1	0.2	0.1	0.2	0.1	0.3
Other	0.1	0.1	0.2	(0.1)	(1.6)	(0.3)	(1.7)
Ending assets under management	209.2	230.0	252.5	250.8	266.0	209.2	266.0
Affiliated retail assets under management	111.0	113.0	119.5	130.2	135.2	111.0	135.2
Total assets managed for retail customers at end of period	320.2	343.0	372.0	381.0	401.2	320.2	401.2
Net retail additions (withdrawals), excluding money market activity	9.4	5.3	3.8	4.4	(0.3)	8.1	4.1

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	3,117	2,586	3,706	2,484	2,545	5,525	5,029	-9%
Policy charges and fee income	1,396	1,401	1,478	1,466	1,390	2,800	2,856	2%
Net investment income	2,002	2,148	2,234	2,191	2,240	4,065	4,431	9%
Asset management fees, commissions and other income	523	844	1,015	948	983	1,247	1,931	55%
Total revenues	7,038	6,979	8,433	7,089	7,158	13,637	14,247	4%
Benefits and expenses (1):
Insurance and annuity benefits	4,148	3,672	4,926	3,696	3,551	7,619	7,247	-5%
Interest credited to policyholders' account balances	723	704	716	697	688	1,441	1,385	-4%
Interest expense	209	206	204	199	199	449	398	-11%
Deferral of acquisition costs	(291)	(293)	(355)	(341)	(304)	(603)	(645)	-7%
Amortization of acquisition costs	234	220	231	237	251	474	488	3%
General and administrative expenses	1,560	1,597	1,904	1,749	1,685	3,183	3,434	8%
Total benefits and expenses	6,583	6,106	7,626	6,237	6,070	12,563	12,307	-2%
Adjusted operating income before income taxes	455	873	807	852	1,088	1,074	1,940	81%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	1,702	1,191	2,332	1,021	1,094	2,740	2,115	-23%
Policy charges and fee income	62	67	71	70	68	129	138	7%
Net investment income	1,103	1,191	1,245	1,220	1,268	2,271	2,488	10%
Asset management fees, commissions and other income	125	241	267	280	253	289	533	84%
Total revenues	2,992	2,690	3,915	2,591	2,683	5,429	5,274	-3%
Benefits and expenses (1):
Insurance and annuity benefits	2,066	1,689	2,721	1,342	1,571	3,600	2,913	-19%
Interest credited to policyholders' account balances	372	358	370	345	344	742	689	-7%
Interest expense	5	5	4	4	4	14	8	-43%
Deferral of acquisition costs	(4)	(4)	(8)	(5)	(2)	(6)	(7)	-17%
Amortization of acquisition costs	9	4	7	6	3	15	9	-40%
General and administrative expenses	263	266	283	276	272	538	548	2%
Total benefits and expenses	2,711	2,318	3,377	1,968	2,192	4,903	4,160	-15%
Adjusted operating income before income taxes	281	372	538	623	491	526	1,114	112%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

U.S. BUSINESSES - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021

Full Service:
Beginning total account value	238,435	266,433	285,010	315,227	326,156	272,448	315,227
Deposits and sales	5,455	14,705	11,802	10,933	7,420	14,407	18,353
Withdrawals and benefits	(7,040)	(9,465)	(9,479)	(9,360)	(8,006)	(15,708)	(17,366)
Change in market value, interest credited, interest income and other activity	29,583	13,337	27,894	9,356	16,404	(4,714)	25,760
Ending total account value	266,433	285,010	315,227	326,156	341,974	266,433	341,974
Net additions (withdrawals)	(1,585)	5,240	2,323	1,573	(586)	(1,301)	987
Stable value account values included above	53,647	54,924	56,051	55,714	55,959
Institutional Investment Products:
Beginning total account value	227,346	231,142	234,696	243,387	247,496	227,596	243,387
Additions	4,545	2,780	8,251	9,760	661	11,438	10,421
Withdrawals and benefits	(3,527)	(4,189)	(5,062)	(5,642)	(5,744)	(9,037)	(11,386)
Change in market value, interest credited and interest income	3,000	1,944	1,475	(653)	1,346	5,435	693
Other (1)	(222)	3,019	4,027	644	84	(4,290)	728
Ending total account value	231,142	234,696	243,387	247,496	243,843	231,142	243,843
Net additions (withdrawals)	1,018	(1,409)	3,189	4,118	(5,083)	2,401	(965)
Amounts included in ending total account value above:
Investment-only stable value wraps	72,886	74,709	76,295	74,179	72,857	72,886	72,857
Longevity reinsurance (2)	62,570	64,937	71,899	80,889	80,492	62,570	80,492
Group annuities and other products	95,686	95,050	95,193	92,428	90,494	95,686	90,494
Ending total account value	231,142	234,696	243,387	247,496	243,843	231,142	243,843

_________

(1) "Other" activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	1,152	1,134	1,114	1,209	1,201	2,251	2,410	7%
Policy charges and fee income	177	166	157	194	158	350	352	1%
Net investment income	121	133	137	132	133	256	265	4%
Asset management fees, commissions and other income	21	24	26	21	26	38	47	24%
Total revenues	1,471	1,457	1,434	1,556	1,518	2,895	3,074	6%
Benefits and expenses (1):
Insurance and annuity benefits	1,181	1,163	1,230	1,388	1,207	2,271	2,595	14%
Interest credited to policyholders' account balances	50	49	49	47	43	108	90	-17%
Interest expense	1	1	—	1	1	2	2	—%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	3	2	2	1	2	4	3	-25%
General and administrative expenses	231	220	240	251	248	461	499	8%
Total benefits and expenses	1,466	1,435	1,521	1,688	1,501	2,846	3,189	12%
Adjusted operating income (loss) before income taxes	5	22	(87)	(132)	17	49	(115)	-335%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021

Annualized New Business Premiums:
Group life	8	46	16	175	16	181	191
Group disability	18	17	20	120	35	126	155
Total	26	63	36	295	51	307	346
Future Policy Benefits (1)(2):
Group life	2,375	2,397	2,630	2,586	2,482
Group disability	2,755	2,822	2,792	2,862	2,906
Total	5,130	5,219	5,422	5,448	5,388
Policyholders' Account Balances (1):
Group life	8,055	7,729	7,307	6,899	6,624
Group disability	160	160	163	148	131
Total	8,215	7,889	7,470	7,047	6,755
Separate Account Liabilities (1):
Group life	26,511	26,745	28,340	26,739	27,185
Group Life Insurance:
Gross premiums, policy charges and fee income (3)	1,043	1,014	1,040	1,036	1,068	2,077	2,104
Earned premiums	887	868	863	923	904	1,719	1,827
Earned policy charges and fee income	161	148	138	173	138	319	311
Benefits ratio (4)	93.4%	93.9%	98.6%	104.2%	91.1%	90.9%	97.8%
Administrative operating expense ratio	11.8%	12.2%	13.2%	10.8%	11.0%	12.1%	10.9%
Persistency ratio	96.4%	96.4%	96.1%	96.7%	96.6%
Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	290	290	279	314	317	582	631
Earned premiums	265	266	251	286	297	532	583
Earned policy charges and fee income	16	18	19	21	20	31	41
Benefits ratio (4)	75.7%	73.5%	90.5%	80.5%	80.9%	75.8%	80.7%
Administrative operating expense ratio	26.1%	25.2%	28.2%	32.2%	32.7%	25.4%	32.5%
Persistency ratio	90.0%	89.7%	89.6%	94.0%	94.0%
Total Group Insurance:
Benefits ratio (4)	89.6%	89.4%	96.9%	99.0%	88.8%	87.6%	93.9%
Administrative operating expense ratio	14.9%	15.1%	16.4%	15.8%	16.1%	15.0%	15.9%
Net face amount of policies in force (in billions) (5)	1,915	1,898	1,909	1,931	1,960
__________

(1) As of end of period.
(2) The amounts for second and third quarters of 2020 have been reclassified to conform to current period presentation to include liabilities for unpaid claims and claim adjustment expenses.
(3) Before returns of premiums to participating policyholders for favorable claims experience.
(4) Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 91.1%, 80.9% and 88.7% for the three months ended June 30, 2021, respectively, and 93.0%, 74.0% and 89.0% for the three months ended June 30, 2020, respectively.
(5) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL ANNUITIES
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	29	33	29	30	26	67	56	-16%
Policy charges and fee income	563	599	628	643	657	1,182	1,300	10%
Net investment income	233	228	238	224	223	432	447	3%
Asset management fees, commissions and other income	128	288	296	302	322	420	624	49%
Total revenues	953	1,148	1,191	1,199	1,228	2,101	2,427	16%
Benefits and expenses (1):
Insurance and annuity benefits	67	91	87	81	66	159	147	-8%
Interest credited to policyholders' account balances	87	86	83	88	90	168	178	6%
Interest expense	9	9	7	4	5	43	9	-79%
Deferral of acquisition costs	(73)	(84)	(110)	(101)	(99)	(172)	(200)	-16%
Amortization of acquisition costs	135	126	132	131	154	266	285	7%
General and administrative expenses	479	512	552	552	540	1,015	1,092	8%
Total benefits and expenses	704	740	751	755	756	1,479	1,511	2%
Adjusted operating income before income taxes	249	408	440	444	472	622	916	47%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021

Variable Annuities:
Beginning total account value	139,047	154,079	158,646	170,546	170,630	164,928	170,546
Sales: Highest Daily Suite (1)	402	167	209	24	8	1,095	32
Other variable annuities (2)	649	1,019	1,559	1,726	1,627	1,672	3,353
Total sales	1,051	1,186	1,768	1,750	1,635	2,767	3,385
Full surrenders and death benefits	(1,387)	(1,789)	(2,079)	(2,454)	(2,658)	(3,878)	(5,112)
Sales, net of full surrenders and death benefits	(336)	(603)	(311)	(704)	(1,023)	(1,111)	(1,727)
Partial withdrawals and other benefit payments	(1,061)	(1,115)	(1,347)	(1,332)	(1,238)	(2,362)	(2,570)
Net flows	(1,397)	(1,718)	(1,658)	(2,036)	(2,261)	(3,473)	(4,297)
Change in market value, interest credited, and other	17,277	7,179	14,463	3,034	9,106	(5,636)	12,140
Policy charges	(848)	(894)	(905)	(914)	(921)	(1,740)	(1,835)
Ending total account value	154,079	158,646	170,546	170,630	176,554	154,079	176,554
Variable Annuities Account Value by Product:
Highest Daily Suite - risk retained by Prudential (1)	107,282	110,114	117,942	117,748	120,492	107,282	120,492
Highest Daily Suite - externally reinsured living benefits	2,855	2,944	3,173	3,201	3,299	2,855	3,299
Other variable annuities (2)	43,942	45,588	49,431	49,681	52,763	43,942	52,763
Ending total account value	154,079	158,646	170,546	170,630	176,554	154,079	176,554
Fixed Annuities and other products:
Beginning total account value	4,929	5,197	5,552	5,734	5,812	4,753	5,734
Sales	295	376	212	105	58	506	163
Full surrenders and death benefits	(23)	(22)	(26)	(38)	(25)	(51)	(63)
Sales, net of full surrenders and death benefits	272	354	186	67	33	455	100
Partial withdrawals and other benefit payments	(85)	(90)	(94)	(97)	(90)	(183)	(187)
Net flows	187	264	92	(30)	(57)	272	(87)
Interest credited and other	81	91	91	108	102	172	210
Policy charges	—	—	(1)	—	—	—	—
Ending total account value, gross	5,197	5,552	5,734	5,812	5,857	5,197	5,857
Reinsurance ceded	(251)	(374)	(429)	(448)	(459)	(251)	(459)
Ending total account value, net	4,946	5,178	5,305	5,364	5,398	4,946	5,398
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (3):
Insurance Agents	496	517	649	613	630	1,170	1,243
Wirehouses	160	199	215	134	131	470	265
Independent Marketing Organization	82	61	16	6	3	125	9
Independent Financial Planners	536	706	1,024	1,032	860	1,303	1,892
Bank Distribution	72	79	76	70	69	205	139
Total	1,346	1,562	1,980	1,855	1,693	3,273	3,548
__________

(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021

Account Values in General Account (1):
Beginning balance	11,500	11,686	12,487	13,843	15,450	11,043	13,843
Premiums and deposits	397	1,008	1,467	1,640	1,512	734	3,152
Full surrenders and death benefits	(64)	(73)	(89)	(107)	(94)	(155)	(201)
Premiums and deposits net of full surrenders and death benefits	333	935	1,378	1,533	1,418	579	2,951
Partial withdrawals and other benefit payments	(143)	(150)	(165)	(161)	(150)	(311)	(311)
Net flows	190	785	1,213	1,372	1,268	268	2,640
Interest credited and other	70	73	191	204	392	137	596
Net transfers (to) from separate account	(74)	(57)	(47)	31	(8)	238	23
Policy charges	—	—	(1)	—	—	—	—
Ending balance, gross	11,686	12,487	13,843	15,450	17,102	11,686	17,102
Reinsurance ceded	(251)	(374)	(429)	(448)	(459)	(251)	(459)
Ending balance, net	11,435	12,113	13,414	15,002	16,643	11,435	16,643
Account Values in Separate Account (1):
Beginning balance	132,476	147,590	151,711	162,437	160,992	158,638	162,437
Premiums and deposits	949	554	513	215	181	2,539	396
Full surrenders and death benefits	(1,346)	(1,738)	(2,016)	(2,385)	(2,589)	(3,774)	(4,974)
Premiums and deposits net of full surrenders and death benefits	(397)	(1,184)	(1,503)	(2,170)	(2,408)	(1,235)	(4,578)
Partial withdrawals and other benefit payments	(1,003)	(1,055)	(1,276)	(1,268)	(1,178)	(2,234)	(2,446)
Net flows	(1,400)	(2,239)	(2,779)	(3,438)	(3,586)	(3,469)	(7,024)
Change in market value, interest credited and other	17,288	7,197	14,363	2,938	8,816	(5,601)	11,754
Net transfers (to) from general account	74	57	47	(31)	8	(238)	(23)
Policy charges	(848)	(894)	(905)	(914)	(921)	(1,740)	(1,835)
Ending balance	147,590	151,711	162,437	160,992	165,309	147,590	165,309

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2020			2021
	2Q	3Q	4Q	1Q	2Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	2,032	1,984	1,956	1,862	1,831
Guaranteed minimum withdrawal benefits	306	305	322	317	319
Guaranteed minimum income benefits	2,225	2,306	2,492	2,487	2,547
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	124,927	128,003	136,486	134,870	138,097
Guaranteed minimum withdrawal & income benefits - externally reinsured	2,855	2,944	3,173	3,201	3,299
Total	132,345	135,542	144,429	142,737	146,093
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	102,783	105,449	112,811	112,565	115,152
Account Values with Auto-Rebalancing Feature - externally reinsured	2,855	2,944	3,173	3,201	3,299
Account Values without Auto-Rebalancing Feature	26,707	27,149	28,445	26,971	27,642
Total	132,345	135,542	144,429	142,737	146,093
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	6,070	5,227	3,513	3,445	2,898
Net Amount at Risk without Auto-Rebalancing Feature	795	695	509	492	422
Total	6,865	5,922	4,022	3,937	3,320
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2020			2021
	2Q	3Q	4Q	1Q	2Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	121,962	124,939	133,216	131,685	134,910
Net amount at risk	366	247	208	220	200
Minimum return, anniversary contract value, or maximum contract value:
Account value	27,066	27,783	29,551	29,338	29,959
Net amount at risk	3,833	3,244	2,327	2,339	2,049
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	105,638	108,392	115,984	115,766	118,450
Account Values without Auto-Rebalancing Feature	43,390	44,330	46,783	45,257	46,419
Total	149,028	152,722	162,767	161,023	164,869
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	2,309	1,795	1,145	1,204	1,027
Net Amount at Risk without Auto-Rebalancing Feature	1,890	1,696	1,390	1,355	1,222
Total	4,199	3,491	2,535	2,559	2,249
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	234	228	231	224	224	467	448	-4%
Policy charges and fee income	594	569	622	559	507	1,139	1,066	-6%
Net investment income	544	596	613	615	615	1,105	1,230	11%
Asset management fees, commissions and other income	191	216	230	237	270	382	507	33%
Total revenues	1,563	1,609	1,696	1,635	1,616	3,093	3,251	5%
Benefits and expenses (1):
Insurance and annuity benefits	834	729	888	885	707	1,589	1,592	—%
Interest credited to policyholders' account balances	214	211	214	217	211	423	428	1%
Interest expense	193	190	191	188	187	388	375	-3%
Deferral of acquisition costs	(214)	(205)	(237)	(235)	(203)	(425)	(438)	-3%
Amortization of acquisition costs	87	88	90	99	92	189	191	1%
General and administrative expenses	513	495	615	525	476	1,013	1,001	-1%
Total benefits and expenses	1,627	1,508	1,761	1,679	1,470	3,177	3,149	-1%
Adjusted operating income (loss) before income taxes	(64)	101	(65)	(44)	146	(84)	102	221%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	40	34	34	31	34	80	65
Guaranteed Universal life	34	20	11	12	18	63	30
Other Universal life	23	20	18	15	16	53	31
Variable life	87	98	176	146	112	175	258
Total	184	172	239	204	180	371	384
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	35	32	44	36	40	70	76
Third party distribution	149	140	195	168	140	301	308
Total	184	172	239	204	180	371	384
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	29,198	29,461	29,635	29,950	30,385	29,041	29,950
Premiums and deposits	803	759	713	755	573	1,552	1,328
Surrenders and withdrawals	(372)	(322)	(354)	(305)	(293)	(691)	(598)
Net sales	431	437	359	450	280	861	730
Benefit payments	37	(48)	(80)	(64)	(57)	(102)	(121)
Net flows	468	389	279	386	223	759	609
Interest credited and other	232	213	320	435	374	449	809
Net transfers from separate account	73	87	222	123	101	196	224
Policy charges	(510)	(515)	(506)	(509)	(516)	(984)	(1,025)
Ending balance	29,461	29,635	29,950	30,385	30,567	29,461	30,567
Separate Account Liabilities:
Beginning balance	29,859	34,863	37,342	41,428	42,836	35,633	41,428
Premiums and deposits	532	598	790	740	646	1,169	1,386
Surrenders and withdrawals	(241)	(231)	(243)	(268)	(294)	(492)	(562)
Net sales	291	367	547	472	352	677	824
Benefit payments	(103)	(109)	(72)	(152)	(136)	(227)	(288)
Net flows	188	258	475	320	216	450	536
Change in market value, interest credited and other	5,150	2,582	4,116	1,501	2,847	(504)	4,348
Net transfers to general account	(73)	(87)	(222)	(123)	(101)	(196)	(224)
Policy charges	(261)	(274)	(283)	(290)	(296)	(520)	(586)
Ending balance	34,863	37,342	41,428	42,836	45,502	34,863	45,502
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	234	236	237	239	241
Guaranteed Universal life	68	68	68	68	68
Other Universal life	30	29	30	30	29
Variable life	132	134	138	143	145
Total	464	467	473	480	483

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block Division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	1	—	1	—	1	1	1	—%
Asset management fees, commissions and other income	58	75	196	108	112	118	220	86%
Total revenues	59	75	197	108	113	119	221	86%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	1	1	2	2	2	2	4	100%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
General and administrative expenses	74	104	214	145	149	156	294	88%
Total benefits and expenses	75	105	216	147	151	158	298	89%
Adjusted operating loss before income taxes	(16)	(30)	(19)	(39)	(38)	(39)	(77)	-97%

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	3,626	4,049	3,808	4,411	3,547	7,970	7,958	—%
Policy charges and fee income	125	74	87	101	76	213	177	-17%
Net investment income	1,209	1,276	1,330	1,300	1,354	2,376	2,654	12%
Asset management fees, commissions and other income	124	82	150	119	116	161	235	46%
Total revenues	5,084	5,481	5,375	5,931	5,093	10,720	11,024	3%
Benefits and expenses (1):
Insurance and annuity benefits	3,155	3,524	3,363	3,836	3,152	6,867	6,988	2%
Interest credited to policyholders' account balances	204	215	210	209	200	426	409	-4%
Interest expense	2	1	2	1	1	5	2	-60%
Deferral of acquisition costs	(280)	(411)	(333)	(361)	(320)	(672)	(681)	-1%
Amortization of acquisition costs	347	275	265	317	264	664	581	-13%
General and administrative expenses	965	1,102	1,078	1,058	993	2,043	2,051	—%
Total benefits and expenses	4,393	4,706	4,585	5,060	4,290	9,333	9,350	—%
Adjusted operating income before income taxes	691	775	790	871	803	1,387	1,674	21%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	1,758	1,944	1,856	2,268	1,826	3,940	4,094	4%
Policy charges and fee income	90	41	54	62	41	142	103	-27%
Net investment income	430	501	541	533	549	873	1,082	24%
Asset management fees, commissions and other income	47	62	80	67	67	88	134	52%
Total revenues	2,325	2,548	2,531	2,930	2,483	5,043	5,413	7%
Benefits and expenses (1):
Insurance and annuity benefits	1,522	1,707	1,656	1,989	1,652	3,395	3,641	7%
Interest credited to policyholders' account balances	47	56	50	51	46	107	97	-9%
Interest expense	1	1	1	1	—	3	1	-67%
Deferral of acquisition costs	(144)	(212)	(169)	(182)	(163)	(349)	(345)	1%
Amortization of acquisition costs	186	113	116	150	110	333	260	-22%
General and administrative expenses	411	469	451	457	431	890	888	—%
Total benefits and expenses	2,023	2,134	2,105	2,466	2,076	4,379	4,542	4%
Adjusted operating income before income taxes	302	414	426	464	407	664	871	31%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	1,868	2,105	1,952	2,143	1,721	4,030	3,864	-4%
Policy charges and fee income	35	33	33	39	35	71	74	4%
Net investment income	779	775	789	767	805	1,503	1,572	5%
Asset management fees, commissions and other income	77	20	70	52	49	73	101	38%
Total revenues	2,759	2,933	2,844	3,001	2,610	5,677	5,611	-1%
Benefits and expenses (1):
Insurance and annuity benefits	1,633	1,817	1,707	1,847	1,500	3,472	3,347	-4%
Interest credited to policyholders' account balances	157	159	160	158	154	319	312	-2%
Interest expense	1	—	1	—	1	2	1	-50%
Deferral of acquisition costs	(136)	(199)	(164)	(179)	(157)	(323)	(336)	-4%
Amortization of acquisition costs	161	162	149	167	154	331	321	-3%
General and administrative expenses	554	633	627	601	562	1,153	1,163	1%
Total benefits and expenses	2,370	2,572	2,480	2,594	2,214	4,954	4,808	-3%
Adjusted operating income before income taxes	389	361	364	407	396	723	803	11%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,643	1,830	1,736	2,155	1,698	3,706	3,853
Gibraltar Life	1,903	2,138	1,985	2,182	1,756	4,101	3,938
All other countries	205	155	174	175	169	376	344
Total	3,751	4,123	3,895	4,512	3,623	8,183	8,135
Annualized new business premiums:
Japan, excluding Gibraltar Life	124	336	159	206	184	371	390
Gibraltar Life	197	407	238	258	261	504	519
All other countries	31	45	43	42	47	87	89
Total	352	788	440	506	492	962	998
Annualized new business premiums by distribution channel:
Life Planners	155	381	202	248	231	458	479
Gibraltar Life Consultants	87	166	108	105	137	217	242
Banks	62	167	98	118	61	194	179
Independent Agency	48	74	32	35	63	93	98
Total	352	788	440	506	492	962	998
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,684	1,857	1,754	2,186	1,751	3,812	3,937
Gibraltar Life	1,946	2,169	1,997	2,221	1,810	4,208	4,031
All other countries	241	200	218	223	210	438	433
Total	3,871	4,226	3,969	4,630	3,771	8,458	8,401
Annualized new business premiums:
Japan, excluding Gibraltar Life	125	336	159	208	186	375	394
Gibraltar Life	198	408	238	259	263	507	522
All other countries	39	57	53	51	58	95	109
Total	362	801	450	518	507	977	1,025
Annualized new business premiums by distribution channel:
Life Planners	164	393	212	259	244	470	503
Gibraltar Life Consultants	88	168	107	105	138	220	243
Banks	62	167	98	118	61	194	179
Independent Agency	48	73	33	36	64	93	100
Total	362	801	450	518	507	977	1,025

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 103 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2020			2021
	2Q	3Q	4Q	1Q	2Q

Face amount of individual and group policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	381	387	388	388	389
Gibraltar Life	365	368	369	367	366
All other countries	43	44	45	45	47
Total	789	799	802	800	802
Number of individual policies in force at end of period (in thousands) (3):
Japan, excluding Gibraltar Life	4,171	4,253	4,286	4,323	4,354
Gibraltar Life	6,992	7,029	7,016	6,982	6,949
All other countries	564	579	590	602	615
Total	11,727	11,861	11,892	11,907	11,918
International life insurance individual policy persistency:
Life Planner:
13 months	93.3%	93.2%	92.8%	92.8%	92.4%
25 months	85.3%	85.9%	86.3%	87.0%	86.9%
Gibraltar Life (4):
13 months	95.0%	94.8%	94.9%	95.0%	95.2%
25 months	89.3%	89.6%	89.7%	89.8%	90.0%
Number of Life Planners at end of period:
Japan	4,459	4,531	4,555	4,654	4,595
All other countries	1,798	1,781	1,511	1,506	1,476
Total Life Planners	6,257	6,312	6,066	6,160	6,071
Gibraltar Life Consultants	7,150	7,276	7,254	7,144	7,088

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 103 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance; excludes Prudential of Brazil group life face amount policies in force.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2020			2021		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2020	2021	% change

Revenues (1):
Premiums	(9)	(4)	(9)	(8)	(6)	(13)	(14)	-8%
Policy charges and fee income	(12)	(14)	(13)	(14)	(14)	(27)	(28)	-4%
Net investment income	116	108	144	134	111	289	245	-15%
Asset management fees, commissions and other income	(245)	(280)	(206)	(231)	(250)	(604)	(481)	20%
Total revenues	(150)	(190)	(84)	(119)	(159)	(355)	(278)	22%
Benefits and expenses (1):
Insurance and annuity benefits	1	9	14	(3)	(10)	7	(13)	-286%
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	177	186	174	169	165	310	334	8%
Deferral of acquisition costs	11	11	12	13	17	29	30	3%
Amortization of acquisition costs	(14)	(12)	(12)	(12)	(14)	(25)	(26)	-4%
General and administrative expenses	216	71	214	—	(17)	207	(17)	-108%
Total benefits and expenses	391	265	402	167	141	528	308	-42%
Adjusted operating loss before income taxes	(541)	(455)	(486)	(286)	(300)	(883)	(586)	34%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	26	25	34	36	36	74	72	-3%
Interest expense on debt	(227)	(233)	(216)	(208)	(211)	(445)	(419)	6%
Long-term and deferred compensation expense	(48)	(38)	(6)	(36)	(28)	(94)	(64)	32%
Other (2)(3)	(292)	(209)	(298)	(78)	(97)	(418)	(175)	58%
Adjusted operating loss before income taxes	(541)	(455)	(486)	(286)	(300)	(883)	(586)	34%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.
(3) The amounts for second, third and fourth quarters of 2021 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	June 30, 2021						December 31, 2020
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	310,120	27,953	282,167	61.3%			339,288	29,475	309,813	63.7%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,475	—	1,475	0.3%			1,719	—	1,719	0.4%
Private, available-for-sale, at fair value	72,361	11,946	60,415	13.1%			72,973	12,749	60,224	12.4%
Private, held-to-maturity, at amortized cost, net of allowance (1)	187	—	187	0.1%			211	—	211	0.1%
Fixed maturities, trading, at fair value	6,352	274	6,078	1.3%			3,702	277	3,425	0.7%
Assets supporting experience-rated contractholder liabilities, at fair value	24,596	—	24,596	5.4%			24,115	—	24,115	5.0%
Equity securities, at fair value	7,297	2,494	4,803	1.0%			7,453	2,345	5,108	1.1%
Commercial mortgage and other loans, at book value, net of allowance	64,036	8,176	55,860	12.1%			64,313	8,421	55,892	11.5%
Policy loans, at outstanding balance	10,652	3,927	6,725	1.5%			11,271	4,064	7,207	1.5%
Other invested assets, net of allowance (2)	15,593	3,904	11,689	2.5%			14,326	3,610	10,716	2.1%
Short-term investments, net of allowance	6,288	300	5,988	1.4%			7,764	124	7,640	1.5%
Subtotal (3)	518,957	58,974	459,983	100.0%			547,135	61,065	486,070	100.0%
Invested assets of other entities and operations (4)	6,587	—	6,587				6,485	—	6,485
Total investments	525,544	58,974	466,570				553,620	61,065	492,555

Fixed Maturities by Credit Quality (3)(5):	June 30, 2021						December 31, 2020
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	199,235	29,851	601	—	228,485	81.0%	218,038	39,679	360	—	257,357	83.1%
2	37,718	5,820	74	—	43,464	15.4%	35,349	6,897	48	—	42,198	13.6%
Subtotal - High or Highest Quality Securities	236,953	35,671	675	—	271,949	96.4%	253,387	46,576	408	—	299,555	96.7%
3	6,520	592	39	—	7,073	2.5%	6,056	663	64	—	6,655	2.1%
4	2,043	101	52	—	2,092	0.7%	2,290	121	67	—	2,344	0.8%
5	794	76	13	12	845	0.3%	915	100	29	6	980	0.3%
6	219	16	5	22	208	0.1%	331	37	24	65	279	0.1%
Subtotal - Other Securities	9,576	785	109	34	10,218	3.6%	9,592	921	184	71	10,258	3.3%
Total	246,529	36,456	784	34	282,167	100.0%	262,979	47,497	592	71	309,813	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	12,724	1,207	42	—	13,889	23.0%	11,913	1,632	21	—	13,524	22.5%
2	33,761	2,884	144	—	36,501	60.4%	33,109	3,786	132	—	36,763	61.0%
Subtotal - High or Highest Quality Securities	46,485	4,091	186	—	50,390	83.4%	45,022	5,418	153	—	50,287	83.5%
3	5,665	425	22	—	6,068	10.0%	5,857	529	31	—	6,355	10.6%
4	2,967	122	53	15	3,021	5.0%	2,829	90	52	23	2,844	4.7%
5	768	39	38	1	768	1.3%	714	23	38	10	689	1.1%
6	167	24	2	21	168	0.3%	40	11	—	2	49	0.1%
Subtotal - Other Securities	9,567	610	115	37	10,025	16.6%	9,440	653	121	35	9,937	16.5%
Total	56,052	4,701	301	37	60,415	100.0%	54,462	6,071	274	35	60,224	100.0%
__________
(1) On an amortized cost basis, net of allowance, as of June 30, 2021, includes $1,383 million (fair value, $1,685 million) and $187 million (fair value, $199 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $92 million (fair value, $103 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2020, includes $1,621 million (fair value, $1,963 million) and $211 million (fair value, $225 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $98 million (fair value, $110 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of June 30, 2021 and December 31, 2020, 611 securities with amortized cost of $4,759 million (fair value $4,808 million) and 102 securities with amortized cost of $356 million (fair value $382 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	June 30, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	145,848	72.0%	154,261	73.3%
Public, held-to-maturity, at amortized cost, net of allowance	1,475	0.7%	1,719	0.8%
Private, available-for-sale, at fair value	21,714	10.7%	21,748	10.3%
Private, held-to-maturity, at amortized cost, net of allowance	187	0.1%	211	0.1%
Fixed maturities, trading, at fair value	535	0.3%	550	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,331	1.7%	3,149	1.5%
Equity securities, at fair value	2,197	1.1%	2,134	1.0%
Commercial mortgage and other loans, at book value, net of allowance	20,168	10.0%	19,915	9.5%
Policy loans, at outstanding balance	2,878	1.4%	3,078	1.5%
Other invested assets (3)	3,444	1.7%	3,045	1.5%
Short-term investments, net of allowance	655	0.3%	438	0.2%
Total	202,432	100.0%	210,248	100.0%

	June 30, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	136,319	52.9%	155,552	56.4%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	38,701	15.0%	38,476	14.0%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	5,543	2.2%	2,875	1.0%
Assets supporting experience-rated contractholder liabilities, at fair value	21,265	8.3%	20,966	7.6%
Equity securities, at fair value	2,606	1.0%	2,974	1.1%
Commercial mortgage and other loans, at book value, net of allowance	35,692	13.9%	35,977	13.0%
Policy loans, at outstanding balance	3,847	1.4%	4,129	1.5%
Other invested assets, net of allowance (3)	8,245	3.2%	7,671	2.8%
Short-term investments, net of allowance	5,333	2.1%	7,202	2.6%
Total	257,551	100.0%	275,822	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended June 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.68%	2,729	177	3.68%	2,804	48
Equity securities	3.73%	46	—	4.23%	43	—
Commercial mortgage and other loans	3.99%	496	40	3.88%	471	(3)
Policy loans	4.49%	77	—	4.42%	88	—
Short-term investments and cash equivalents	0.65%	19	—	0.87%	63	13
Gross investment income before investment expenses	3.64%	3,367	217	3.52%	3,469	58
Investment expenses	-0.16%	(139)	—	-0.13%	(118)	—
Subtotal	3.48%	3,228	217	3.39%	3,351	58
Other investments (3)		409	189		17	(3,703)
Investment results of other entities and operations (4)		286	(36)		307	(99)
Less, investment income related to adjusted operating income reconciling items		(147)			(256)
Total		3,776	370		3,419	(3,744)

	Six Months Ended June 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.66%	5,485	1,238	3.72%	5,645	137
Equity securities	2.29%	57	—	2.83%	60	—
Commercial mortgage and other loans	3.93%	973	49	3.97%	962	3
Policy loans	4.72%	163	—	4.58%	180	—
Short-term investments and cash equivalents	0.47%	28	—	1.14%	141	9
Gross investment income before investment expenses	3.59%	6,706	1,287	3.60%	6,988	149
Investment expenses	-0.15%	(265)	—	-0.14%	(271)	—
Subtotal	3.44%	6,441	1,287	3.46%	6,717	149
Other investments (3)		758	1,085		71	(2,597)
Investment results of other entities and operations (4)		520	5		544	115
Less, investment income related to adjusted operating income reconciling items		(292)			(506)
Total		7,427	2,377		6,826	(2,333)

__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended June 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.72%	976	113	2.77%	952	55
Equity securities	6.66%	36	—	7.21%	33	—
Commercial mortgage and other loans	3.80%	189	17	3.79%	180	—
Policy loans	3.49%	25	—	3.20%	25	—
Short-term investments and cash equivalents	0.52%	1	—	0.89%	3	—
Gross investment income before investment expenses	2.90%	1,227	130	2.93%	1,193	55
Investment expenses	-0.15%	(62)	—	-0.14%	(56)	—
Subtotal	2.75%	1,165	130	2.79%	1,137	55
Other investments (2)		122	495		79	(77)
Total		1,287	625		1,216	(22)

	Six Months Ended June 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.69%	1,945	56	2.77%	1,898	227
Equity securities	3.76%	40	—	3.99%	39	—
Commercial mortgage and other loans	3.78%	375	21	3.90%	369	3
Policy loans	4.14%	60	—	3.58%	54	—
Short-term investments and cash equivalents	0.45%	2	—	1.28%	10	1
Gross investment income before investment expenses	2.85%	2,422	77	2.92%	2,370	231
Investment expenses	-0.14%	(118)	—	-0.14%	(124)	—
Subtotal	2.71%	2,304	77	2.78%	2,246	231
Other investments (2)		215	(437)		52	820
Total		2,519	(360)		2,298	1,051
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended June 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.58%	1,753	64	4.42%	1,852	(7)
Equity securities	1.48%	10	—	1.72%	10	—
Commercial mortgage and other loans	4.12%	307	23	3.94%	291	(3)
Policy loans	5.22%	52	—	5.19%	63	—
Short-term investments and cash equivalents	0.66%	18	—	0.87%	60	13
Gross investment income before investment expenses	4.27%	2,140	87	3.94%	2,276	3
Investment expenses	-0.17%	(77)	—	-0.13%	(62)	—
Subtotal	4.10%	2,063	87	3.81%	2,214	3
Other investments (3)		287	(306)		(62)	(3,626)
Total		2,350	(219)		2,152	(3,623)

	Six Months Ended June 30
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.57%	3,540	1,182	4.49%	3,747	(90)
Equity securities	1.18%	17	—	1.82%	21	—
Commercial mortgage and other loans	4.04%	598	28	4.02%	593	—
Policy loans	5.14%	103	—	5.19%	126	—
Short-term investments and cash equivalents	0.47%	26	—	1.13%	131	8
Gross investment income before investment expenses	4.22%	4,284	1,210	4.08%	4,618	(82)
Investment expenses	-0.17%	(147)	—	-0.13%	(147)	—
Subtotal	4.05%	4,137	1,210	3.95%	4,471	(82)
Other investments (3)		543	1,522		19	(3,417)
Total		4,680	2,732		4,490	(3,499)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

INCOME STATEMENT IMPACT FROM ANNUAL ACTUARIAL ASSUMPTION UPDATES AND OTHER REFINEMENTS
(in millions)
	Three Months Ended June 30, 2021
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders' Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement	—	—	—	14	—	3	1	(18)
Group Insurance	4	—	—	3	—	—	—	1
Individual Annuities	—	—	—	(6)	2	19	—	(15)
Individual Life	—	(59)	—	(42)	—	(8)	(16)	7
International Businesses - Life Planner	—	(10)	—	(4)	—	(8)	—	2
International Businesses - Gibraltar Life and Other	—	—	—	4	—	12	—	(16)
Corporate and Other	—	—	—	(5)	—	—	—	5
Total	4	(69)	—	(36)	2	18	(15)	(34)

	Three Months Ended June 30, 2020
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders' Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement	—	—	—	20	(1)	2	1	(22)
Group Insurance	40	(14)	—	15	—	—	—	11
Individual Annuities	—	—	(130)	(16)	7	15	—	(136)
Individual Life	—	48	—	136	—	6	(2)	(92)
International Businesses - Life Planner	—	24	—	5	—	61	—	(42)
International Businesses - Gibraltar Life and Other	—	(9)	—	29	—	14	—	(52)
Corporate and Other	—	—	—	—	—	—	—	—
Total	40	49	(130)	189	6	98	(1)	(333)

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2021								Three Months Ended June 30, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	6,086	—	—	463	230	—	—	6,779	6,734	—	—	518	441	—	—	7,693
Policy charges and fee income	1,452	(42)	(16)	—	6	—	—	1,400	1,509	(20)	(3)	—	37	—	—	1,523
Net investment income	3,776	(7)	—	629	154	—	—	4,552	3,419	(8)	—	511	264	—	—	4,186
Realized investment gains (losses), net	120	46	129	265	75	—	—	635	(111)	(3,625)	(11)	(8)	3	—	—	(3,752)
Asset management fees, commissions and other income	1,667	518	—	256	131	(21)	—	2,551	1,378	1,315	—	319	(537)	(57)	47	2,465
Total revenues	13,101	515	113	1,613	596	(21)	—	15,917	12,929	(2,338)	(14)	1,340	208	(57)	47	12,115
Benefits and Expenses:
Insurance and annuity benefits	6,693	34	(30)	1,466	285	—	—	8,448	7,304	(53)	(114)	1,241	603	—	—	8,981
Interest credited to policyholders' account balances	888	165	(17)	31	7	—	—	1,074	927	854	6	32	13	—	—	1,832
Interest expense	371	—	—	—	1	—	—	372	397	—	—	—	—	—	—	397
Deferral of acquisition costs	(608)	—	—	—	—	—	—	(608)	(562)	—	—	—	(62)	—	—	(624)
Amortization of acquisition costs	502	(54)	(61)	5	—	—	—	392	569	(352)	36	6	28	—	—	287
General and administrative expenses	3,349	6	(4)	80	48	(26)	13	3,466	3,365	(38)	2	83	150	(3)	15	3,574
Total benefits and expenses	11,195	151	(112)	1,582	341	(26)	13	13,144	12,000	411	(70)	1,362	732	(3)	15	14,447

	Six Months Ended June 30, 2021								Six Months Ended June 30, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	12,973	—	—	894	455	—	—	14,322	13,482	—	—	998	877	—	—	15,357
Policy charges and fee income	3,005	(118)	(10)	—	13	—	—	2,890	2,986	(81)	20	—	87	—	—	3,012
Net investment income	7,427	(15)	—	1,215	307	—	—	8,934	6,826	(16)	—	1,056	522	—	—	8,388
Realized investment gains (losses), net	307	1,882	224	337	(36)	—	—	2,714	138	(2,382)	(368)	248	279	—	—	(2,085)
Asset management fees, commissions and other income	3,604	(306)	—	532	228	(49)	—	4,009	2,305	(284)	—	(285)	(865)	(69)	105	907
Total revenues	27,316	1,443	214	2,978	967	(49)	—	32,869	25,737	(2,763)	(348)	2,017	900	(69)	105	25,579
Benefits and expenses:
Insurance and annuity benefits	14,222	(144)	(168)	2,681	571	—	—	17,162	14,493	128	257	1,794	1,238	—	—	17,910
Interest credited to policyholders' account balances	1,794	1	(30)	62	15	—	—	1,842	1,867	224	45	64	24	—	—	2,224
Interest expense	747	—	—	—	1	—	—	748	784	—	—	1	1	—	—	786
Deferral of acquisition costs	(1,299)	—	—	—	—	—	—	(1,299)	(1,250)	—	—	—	(114)	—	—	(1,364)
Amortization of acquisition costs	1,046	186	(110)	11	—	—	—	1,133	1,117	(144)	193	13	65	—	—	1,244
General and administrative expenses	6,812	11	(7)	159	95	—	26	7,096	6,660	281	39	168	279	(6)	28	7,449
Total benefits and expenses	23,322	54	(315)	2,913	682	—	26	26,682	23,671	489	534	2,040	1,493	(6)	28	28,249

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.
(3) U.S. Generally Accepted Accounting Principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2020								Three Months Ended December 31, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	6,631	—	—	459	392	—	—	7,482	7,505	—	—	525	271	—	—	8,301
Policy charges and fee income	1,461	(40)	12	—	31	—	—	1,464	1,552	(13)	8	—	6	—	—	1,553
Net investment income	3,625	(10)	—	582	249	—	—	4,446	3,823	(9)	—	602	160	—	—	4,576
Realized investment gains (losses), net	73	(81)	(70)	18	(19)	—	—	(79)	89	(1,874)	202	(84)	(56)	—	—	(1,723)
Asset management fees, commissions and other income	1,546	483	—	242	(142)	(17)	—	2,112	2,107	710	—	405	152	(52)	—	3,322
Total revenues	13,336	352	(58)	1,301	511	(17)	—	15,425	15,076	(1,186)	210	1,448	533	(52)	—	16,029
Benefits and expenses:
Insurance and annuity benefits	7,205	(88)	66	1,174	509	—	—	8,866	8,303	(40)	(62)	1,338	369	—	—	9,908
Interest credited to policyholders' account balances	919	189	(2)	32	13	—	—	1,151	926	222	(22)	31	6	—	—	1,163
Interest expense	400	—	—	—	1	—	—	401	386	—	—	—	1	—	—	387
Deferral of acquisition costs	(695)	—	—	—	(25)	—	—	(720)	(677)	—	—	—	(1)	—	—	(678)
Amortization of acquisition costs	485	106	15	7	25	—	—	638	486	(78)	(76)	6	1	—	—	339
General and administrative expenses	3,459	(8)	(3)	80	120	(18)	12	3,642	4,137	(74)	(6)	82	61	(204)	14	4,010
Total benefits and expenses	11,773	199	76	1,293	643	(18)	12	13,978	13,561	30	(166)	1,457	437	(204)	14	15,129

	Three Months Ended March 31, 2021
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	6,887	—	—	431	225	—	—	7,543
Policy charges and fee income	1,553	(76)	6	—	7	—	—	1,490
Net investment income	3,651	(8)	—	586	153	—	—	4,382
Realized investment gains (losses), net	187	1,836	95	72	(111)	—	—	2,079
Asset management fees, commissions and other income	1,937	(824)	—	276	97	(28)	—	1,458
Total revenues	14,215	928	101	1,365	371	(28)	—	16,952
Benefits and expenses:
Insurance and annuity benefits	7,529	(178)	(138)	1,215	286	—	—	8,714
Interest credited to policyholders' account balances	906	(164)	(13)	31	8	—	—	768
Interest expense	376	—	—	—	—	—	—	376
Deferral of acquisition costs	(691)	—	—	—	—	—	—	(691)
Amortization of acquisition costs	544	240	(49)	6	—	—	—	741
General and administrative expenses	3,463	5	(3)	79	47	26	13	3,630
Total benefits and expenses	12,127	(97)	(203)	1,331	341	26	13	13,538
__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.
(3) U.S. Generally Accepted Accounting Principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, are excluded from adjusted operating income, which we believe enhances the understanding of underlying performance trends.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP, are also excluded from adjusted operating income. Adjusted operating income also excludes other items, such as certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Management:
Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt:
Debt issued to finance the operating needs of the businesses.

9. Client Assets:
Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

10. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

11. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Full Service Retirement:
The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

13. Full Service Stable Value:
Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

14. General Account:
Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

15. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

16. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

17. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

23. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

25. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

26. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

28. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Prudential Advisors:
Captive financial professionals and field managers in our insurance operations in the United States.

30. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Variable Investment Income:
Consists of income from equity and alternative investments along with prepayment fee income.

32. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2021

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of August 3, 2021
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of August 3, 2021

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com
Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.